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SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Pershing Square Capital Management, L.P. and certain affiliates (“Pershing Square”) posted the following material to www.ADPascending.com:

ADP Ascending Home How To Vote The Nominees Investor Materials Reactions Contact HELP ADP ACHIEVE ITS FULL POTENTIAL. VOTE THE GOLD CARD TODAY 11/1/2017
ADP Ascending
The Choice for Shareholders Download Presentation Every Vote Matters! How To Vote /how-to-vote/ - online/how-to-vote/ - online Vote Online /how-to-vote/ - phone/how-to-vote/ - phone Vote By Phone Sign Up For Email Updates Email* Read Pershing Square’s Letter to ADP’s Board November 1, 2017 View Letter Read Pershing Square’s Letter to ISS October 30, 2017 View Letter Read Pershing Square’s Letter to Shareholders October 27, 2017 View Letter Pershing Square’s ADP Presentation to Shareholders October 11, 2017 Download Presentation Download Supporting Materials ADP: The Time is Now
Presentation & Executive Summary Download Executive Summary Download Full Presentation Read Pershing Square’s Weekly Questions to ADP View Questions The Nominees For ADP’s Transformation Meet Pershing Square’s nominees for election to the Board of ADP: Bill Ackman and independent directors Veronica M. Hagen and V. Paul Unruh Bill Ackman » Veronica M. Hagen » V. Paul Unruh » Timeline October 27, 2017 Pershing Square Publishes Letter to Shareholders Pershing Square publishes a letter to ADP shareholders emphasizing the recommendations from independent proxy advisory firms and highlighting ADP’s underperformance. The firm also issues the eighth in a series of public questions for ADP. October 27, 2017 ADP Sends Letter to Stockholders October 25, 2017 Proxy Advisory Firm ISS Supports the Election of Pershing Square’s Bill Ackman to ADP’s Board ISS supports the election of Bill Ackman to ADP’s board as he offers a strong understanding of the company and a valuable shareholder perspective. October 24, 2017 Proxy Advisory Firm Egan-Jones Joins Glass Lewis In Recommending ADP Shareholders Vote FOR ALL Three of Pershing Square’s Nominees For ADP’s Transformation Egan-Jones joins Glass Lewis in recommending ADP shareholders vote for Bill Ackman, Veronica Hagen, and Paul Unruh on the GOLD proxy card, citing their ability to address operational inefficiencies and strengthen corporate governance. October 23, 2017 Proxy Advisory Firm Glass Lewis Recommends ADP Shareholders Vote FOR ALL Three of Pershing Square’s Nominees For ADP’s Transformation Glass Lewis recommends ADP shareholders vote for Bill Ackman, Veronica Hagen, and Paul Unruh on the GOLD proxy card, citing an independent perspective and real-world experience in achieving operating efficiencies. October 23, 2017 ADP Comments on Glass Lewis Recommendation October 23, 2017 Pershing Square Releases Seventh Question for ADP Pershing Square issued the seventh in a series of public questions for ADP. October 19, 2017 Pershing Square’s Nominees for ADP’s Transformation Participate in a Fireside Chat Pershing Square’s nominees Bill Ackman, Veronica Hagen and Paul Unruh discuss their experience and ideas for ADP in a panel discussion moderated by Sanford C. Bernstein & Co. Senior Analyst Lisa Ellis. October 19, 2017 Pershing Square Releases Additional Questions for ADP Pershing Square issued two additional public questions for ADP. October 18, 2017 ADP Issues a Release Including a Letter to Stockholders and a Video Featuring CEO Carlos Rodriguez and Chairman John Jones October 17, 2017 Pershing Square Announces a Fireside Chat with Its Nominees for ADP’s Transformation Pershing Square announces a fireside chat with its nominees for ADP’s transformation, hosted and moderated by Sanford C. Bernstein & Co. Senior Analyst Lisa Ellis. October 16, 2017 Pershing Square Highlights Independent Research Survey Results on ADP Pershing Square highlights the results of an independent ADP shareholder survey, conducted by Sanford C. Bernstein & Co. October 11, 2017 Pershing Square Publishes Presentation to Shareholders Pershing Square publishes a presentation to shareholders. October 10, 2017 Pershing Square Hosts Live Webcast for ALL ADP Shareholders Pershing Square hosts live webcast for retail and individual investors. October 10, 2017 Pershing Square Releases Fourth in a Series of Questions for ADP Pershing Square issued the fourth in a series of public questions for ADP. October 5, 2017 ADP Sends Letter to Stockholders October 5, 2017 Pershing Square Releases Third in a Series of Questions for ADP Pershing Square issued the third in a series of unanswered public questions for ADP. October 4, 2017 Pershing Square CEO Bill Ackman Appears on CNBC Pershing Square CEO Bill Ackman appears on CNBC’s Mad Money with Jim Cramer. October 2, 2017 Pershing Square Announces Live Webcast for ALL ADP Shareholders on October 10, 2017 Pershing Square announces that it will hold a live webcast on the evening of October 10th for all shareholders. The firm also released the second in a series of videos for shareholders. September 28, 2017 Pershing Square Releases Letter to Shareholders Pershing Square releases a letter to shareholders highlighting margin improvement at CDK and Solera after being disposed of by ADP. The firm also issued the second in a series of public questions for ADP. September 25, 2017 Pershing Square Releases Detailed Response to ADP’s Presentation Pershing Square responds to ADP’s September 12th presentation noting that ADP overstated total shareholder return during CEO Carlos Rodriguez’s tenure. September 22, 2017 ADP denies Pershing Square’s Request for the Use of a Universal Proxy Card Pershing Square had previously proposed the use of a universal proxy card, one of the hallmarks of good corporate governance in contested elections. ADP rejected Pershing Square’s request. September 20, 2017 September 20, 2017 Pershing Square Issues Press Release Pershing Square issues a press release announcing the release of: a letter to shareholders, the first in a series of unanswered questions for ADP, and the first in a series of videos for shareholders. September 20, 2017 Pershing Square CEO Bill Ackman Appears on CNBC Pershing Square CEO Bill Ackman appears on CNBC’s Halftime Report with Scott Wapner: September 15, 2017 Pershing Square Sends Letter to ADP Pershing Square sends a letter to ADP’s Board requesting the use of a universal proxy card. September 13, 2017 Pershing Square Responds to ADP Presentation Pershing Square responds to ADP’s September 12, 2017, presentation noting that ADP’s “Focused Transformation Strategy” demonstrates a lack of recognition for the enormous value-creation opportunity that exists at ADP. September 12, 2017 ADP Files Investor Presentation ADP Files Investor Presentation September 7, 2017 Pershing Square Sends Letter to ADP Pershing Square thanks ADP’s Board for meeting on September 5th and notes that a substantial number of shareholders have told Pershing Square that they strongly prefer that the company embrace its significant potential for improvement and that it work together with Pershing Square in the best interest of the company and all of its stakeholders. September 7, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting Pershing Square Reminds Investors that the record date for voting at ADP’s 2017 annual meeting is September 8, 2017 September 6, 2017 Pershing Square Comments on September 5th Meeting with ADP Board Pershing Square Comments September 5th on Meeting with ADP Board and Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting September 5, 2017 Pershing Square Files Definitive Proxy Materials for ADP 2017 Annual Meeting Pershing Square files a definitive proxy statement with the SEC for the election of William A. Ackman, Veronica M. Hagen and V. Paul Unruh to the ADP Board. August 31, 2017 Pershing Square Files an Amended 13 D Pershing Square files an amended 13 D showing that as of August 31, 2017, Veronica M. Hagen and V. Paul Unruh each beneficially own 3,000 shares of Common Stock of ADP. August 24, 2017 Pershing Square Sends Letter to ADP Pershing Square asks ADP to identify any specific areas of interest for discussion at the upcoming September 5th meeting. August 21, 2017 Pershing Square Issues Statement Regarding ADP Pershing Square responds to ADP’s decision not to nominate Pershing Square’s candidates for election to the Board and notes that ADP has failed to respond to any of the issues raised in Pershing Square’s August 17, 2017 presentation. August 21, 2017 ADP Board Rejects Pershing Square Nominees ADP’s board of directors votes against the nomination of Pershing Square’s three candidates for election. August 17, 2017 ADP Comments on Pershing Square Investor Presentation ADP comments on Pershing Square’s presentation without responding to any of the issues raised by Pershing Square. August 17, 2017 Pershing Square Presents “ADP: The Time is Now” Pershing Square details its investment thesis on ADP in a webcast for investors and analysts. August 16, 2017 Pershing Square Announces Details for Webcast Pershing Square provides access details for its webcast on Thursday, August 17, 2017, at 9:00 AM EDT. August 14, 2017 Pershing Square Files its
Preliminary Proxy Statement Pershing Square files its preliminary proxy statement with the SEC which provides a detailed background of communications between Pershing Square and ADP. August 7, 2017 ADP Comments on Pershing Square Capital Management’s Nomination of Directors ADP issues a statement in response to Pershing Square’s nomination of three directors. August 7, 2017 Pershing Square Announces Nominees for Election to the Board of Directors of ADP Pershing Square proposes Bill Ackman and independent nominees Veronica M. Hagen and V. Paul Unruh for election to the Board of ADP. It also announces it will hold a webcast on August 17, 2017. August 4, 2017 Pershing Square Announces
Investment in ADP Pershing Square confirms it has acquired an 8% stake in ADP and expresses disappointment regarding ADP’s decision not to extend the nominating deadline, which could have facilitated constructive discussions. August 4, 2017 ADP Says Pershing Square Capital Management Seeking Control of ADP ADP incorrectly claims that Pershing Square is seeking five seats and effective control of its Board and denies Pershing Square’s request for an extension to ADP’s nominating deadline. Investor Relations © 2017 Pershing Square Capital Management, L.P. | Disclaimer |

ADP Ascending Home How To Vote The Nominees Investor Materials Reactions Contact PRESENTATIONS & VIDEOS Timeline Press Releases Presentations & Videos Questions Letters & Filings PRESENTATIONS October 31, 2017
Pershing Square’s Nominees for ADP’s Transformation October 19, 2017
Bernstein’s Lisa Ellis and Pershing Square’s Nominees for ADP’s Transformation October 10, 2017 Download Presentation ADP Ascending
The Choice for Shareholders
November 1, 2017 Download Presentation ADP Ascending
October 11, 2017 Download Presentation Download Supporting Materials Pershing Square’s Response to ADP’s September 12th Investor Presentation
September 25, 2017 Download Presentation ADP: The Time is Now
August 17, 2017 Pershing Square presents the conclusions of its extensive research about ADP. Download Presentation Download Executive Summary Transcript VIDEOS Bill Ackman on CNBC with Jim Cramer, October 4, 2017 CNBC’s Jim Cramer on Why Bill Ackman Deserves a Board Seat at ADP CNBC’s Jim Cramer on ADP and Bill Ackman How We Know Opportunity Exists at ADP Bill Ackman on CNBC with Scott Wapner September 20, 2017 (Part 1) Bill Ackman on CNBC with Scott Wapner September 20, 2017 (Part 2) How You Can Help Unlock ADP’s Potential Sign up for email updates: Email* Contacts Pershing Square
Fran McGill
212 909 2455
McGill@persq.com Rubenstein
Steve Murray
212 843 8293
smurray@rubenstein.com Eric Kuo
212 843 8494
ekuo@rubenstein.com © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings

ADP Ascending Home How To Vote The Nominees Investor Materials Reactions Contact PRESS
RELEASES Timeline Press Releases Presentations & Videos Questions Letters & Filings Pershing Square Press Releases: November 1, 2017 Pershing Square to Hold Webcast Today at 10:00 AM EDT November 1, 2017 Pershing Square Sends Letter to ADP’s Board October 31, 2017 Pershing Square Releases Third in a Series of Videos for Shareholders October 30, 2017 Pershing Square to Hold Webcast on November 1 at 10:00 AM EDT October 30, 2017 Pershing Square Sends Letter to ISS October 30, 2017 Pershing Square Demands that ADP Provide Supporting Details or Immediately Retract its Misleading Claim about its Plans to Improve its Operating Margins Supporting Excel Spreadsheet October 27, 2017 Pershing Square Publishes Letter to Shareholders; Releases Eighth Question for ADP; Reminds Investors the Only Way to Vote FOR Bill Ackman and The Nominees For ADP’s Transformation is to Vote on the GOLD Proxy Card or Voting Instruction Form October 25, 2017 Proxy Advisory Firm ISS Recommends ADP Shareholders Elect Pershing Square’s Bill Ackman to ADP’s Board October 24, 2017 Proxy Advisory Firm Egan-Jones Joins Glass Lewis In Recommending ADP Shareholders Vote FOR ALL Three of Pershing Square’s Nominees For ADP’s Transformation on the GOLD Proxy Card October 23, 2017 Proxy Advisory Firm Glass Lewis Recommends ADP Shareholders Vote FOR ALL Three of Pershing Square’s Nominees For ADP’s Transformation on the GOLD Proxy Card October 23, 2017 Pershing Square Releases Seventh Question for ADP October 19, 2017 Pershing Square Releases Additional Questions for ADP October 17, 2017 Pershing Square’s Nominees for ADP’s Transformation to Participate in a Fireside Chat October 16, 2017 Pershing Square Highlights Independent Research Survey Results on ADP
83% of ADP’s Current Long Shareholders Surveyed Support Pershing Square’s Involvement in ADP October 10, 2017 Pershing Square Releases Fourth in a Series of Questions for ADP
Reminds Shareholders about Live Webcast for ALL ADP Shareholders Tonight October 5, 2017 Pershing Square Releases Third in a Series of Questions for ADP October 2, 2017 Pershing Square Announces Live Webcast for ALL ADP Shareholders on October 10, 2017 September 28, 2017 Pershing Square Releases Letter to Shareholders September 25, 2017 Pershing Square Releases Detailed Response to ADP’s September 12, 2017 Presentation September 20, 2017 Pershing Square Releases Letter to Shareholders September 13, 2017 Pershing Square Responds to ADP Presentation September 8, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting September 7, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting September 6, 2017 Pershing Square Comments on Meeting with ADP Board September 5, 2017 Pershing Square Files Definitive Proxy Materials for ADP 2017 Annual Meeting August 21, 2017 Pershing Square Issues Statement Regarding ADP August 18, 2017 Pershing Square Announces Replay of Webcast Available at www.ADPascending.com August 16, 2017 Pershing Square Announces Details for Webcast August 7, 2017 Pershing Square Announces Nominees for Election to the Board of Directors of ADP August 4, 2017 Pershing Square Announces Investment in ADP Sign up for email updates: Email* Contacts Pershing Square
Fran McGill
212 909 2455
McGill@persq.com Rubenstein
Steve Murray
212 843 8293
smurray@rubenstein.com Eric Kuo
212 843 8494
ekuo@rubenstein.com © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings https://facebook.com/ADPascending/https://facebook.com/ADPascending/ https://twitter.com/ADPascendinghttps://twitter.com/ADPascending https://www.youtube.com/channel/UCF9Wk_qeq_NEkpUJinjFNeg/featuredhttps://www.youtube.com/channel/UCF9Wk_qeq_NEkpUJinjFNeg/featured Proxy Statement

Home How To Vote The Nominees Investor Materials Reactions Contact PRESENTATIONS & VIDEOS TIMELINE PRESS RELEASES PRESENTATION & VIDEOS QUESTIONS LETTERS & FILINGS PRESENTATIONS Sign up for email updates: Email* October 31, 2017 Pershing Square’s Nominees for ADP’s Transformation October 19, 2017 Bernstein’s Lisa Ellis and Pershing Square’s Nominees for ADP’s Transformation Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com SUBMIT November 1, 2017 Letter to ADP’s Board October 30, 2017 Letter to ISS October 27, 2017 Letter to Shareholders October 11, 2017 Pershing Square’s ADP Presentation to Shareholders Pershing Square’s ADP Presentation to Shareholders Supporting Materials September 28, 2017 Letter to Shareholders September 20, 2017 Letter to Shareholders September 15, 2017 Pershing Square Amended 13D Pershing Square sends a letter to ADP’s Board requesting the use of a universal proxy card. September 14, 2017 Proxy Supplement September 7, 2017 Pershing Square Amended 13D Pershing Square thanks ADP’s Board for meeting on September 5th and notes that a substantial number of shareholders have told Pershing Square that they strongly prefer that the company embrace its significant potential for improvement and that it work together with Pershing Square in the best interest of the company and all of its stakeholders. September 5, 2017 Proxy Statement August 31, 2017 Pershing Square Files an Amended 13 D Pershing Square files an amended 13 D showing that as of August 31, 2017, Veronica M. Hagen and V. Paul Unruh each beneficially own 3,000 shares of Common Stock of ADP. August 14, 2017 Preliminary Proxy Statement August 7, 2017 13 D HOW TO VOTE © 2017 Pershing Square Capital Management, L.P. Disclaimer SEC Filings PROXY STATEMENT

Pershing Square sent the following email to certain subscribers of www.ADPascending.com:

Subscribe Past Issues View this email in your browser ASCENDING November 1, 2017 Thank you for your interest in ADP Ascending. Below find a list of pages that have been updated with new or changed content. Press Releases: Pershing Square Sends Letter to ADP’s Board Letters & Filings: Letter to ADP’s Board 0 0 LEGAL NOTICE, DISCLAIMER AND FORWARD-LOOKING INFORMATION Pershing Square Capital Management. L.P. (“Pershing Square”) and certain or Its affiliated funds have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies In connection with the upcoming annual meeting or stockholders (the “Annual Meeting”) or Automatic Data Processing, Inc. (the “Company”) and the election or a slate or director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain Important Information, Including Information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC In connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 Well Street, 22nd Floor, New York, New Yol1< 10005 (Call Collect: {212) 269-5550; can Toll Free: {866) 342-16351 01’ emaii:AOP@dfklng.com. William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, ltd., Pershing Square Holdings, ltd. and Pershing Square VI Master. L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square and PS Management may be deemed to beneficially own the equity securities of the Company described in Pershing Square’s statement on Schedule 130 Initially filed with the SEC on August 7, 2017 (the “Schedule 130”), as It may be amended from time to time. Except as described in the Schedule 130. none or the Individuals listed above has a direct or Indirect interest, by security holdings or otherwise, in the Company or the matters to be acted upon, II any, In connection with the Annual Meeting. Neither the press release or related email notification Is an offer to purchase nor a solicitation or an offer to sell any securities of any investment funds managed by Pershing Square, or the Company, or or any other person. While certain funds managed by Pershing Square have Invested in the common stock of, and/or derivatives referencing, the Company, Pershing Square Is not an affiliate of the Company and Is not authorized to disseminate any Information for or on behalf of the Company. Copyright © 2017 ADP Ascending, All rights reserved. Want to change how you receive these emails? You can update your preferences or unsubscribe from this list. Translate RSS

Pershing Square posted the following material to their Twitter page relating to Automatic Data Processing, Inc. (the “Company”):

ADP Ascending
@ADPascending
Independent advisor @Giasslewis
recommends that $ADP Investors
#voteGOLD. Get the story from Reuters
Glass Lewis recommends ADP investors vote for Ackman’s
Bayliss
reuters.com
11:00 AM- 1 Nov 2017

ADP Ascending
@ADPascendmg
Independent proxy advisory firm Glass Lewis
agrees $ADP’s investments are resulting in
nominal or no gains compared to
competitors. [1/2]
8:04 AM - 1 Nov 2017

ADP Ascending
@ADPascending
They also agree $ADP can invest in
technology & product innovation more
efficiently & effectively.
businesswire.com/news/home/2017
#voteGOLD [2/2]
Proxy Advisory Firm Glass Lewis Recommends ADP Share ...
Pershing Square Capital Management, L.P. (“Pershing Square”),
announced today that Glass, Lewis & Co., LLC (“Glass Lewis&rdq
businesswire.com
8:04 AM - 1 Nov 2017

Pershing Square posted the following material to their Facebook page relating to the Company:

ADP Ascending
Published by Global Strategy Group [?] Just now
Leading proxy advisory firm Glass Lewis agrees with us that Pau l Unruh’s addition to the ADP board would help !bring about transformative change to the company: “Mr. Unruh’s director experience. recently and most notably at
Symantec Corp., where as a member of a board sub-committee he oversaw the implementation of a cost and business transformation plan that generated significant cost savings, would likely prove instrumental to the implementation of a transformation plan at ADP, seeking to replicate the success achieved by Symantec and also realized by CDK following its spinoff from ADP. “ -Glass Lewis
Help ADP achieve its full potential and #VoteGOLD to add Pershing
Square’s nominees and their innovative leadership to ADP’s board.
How to Vote I ADP Ascending
ADP has informed Broadridge that the record date for voting at the 2017 annual meeting is September 8, 2017. Review Gold Card Voting when available.
ADPASCENDJNG.COM